UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 17, 2012


                                 IMAGING3, INC.
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             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
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                 (State or other jurisdiction of incorporation)


        000-50099                                       95-4451059
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 (Commission File Number)                  (I.R.S. Employer Identification No.)


                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
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               (Address of principal executive offices) (Zip Code)


                                 (818) 260-0930
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              (Registrant's telephone number, including area code)

NOT APPLICABLE
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(Former  name,  former  address and former  fiscal year,  if changed  since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written  communications  pursuant to Rule 425 under the  Securities  Act (17
    CFR240.14d-2(b))

[_] Soliciting  material  pursuant  to  Rule  14a-12  under  Exchange  Act  (17
    CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))


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SECTION 8. OTHER EVENTS
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     ITEM 8.01.   OTHER EVENTS.

NOTICE OF UNREGISTERED OFFERING

On October 15, 2012, Imaging3, Inc. (the "Company"), commenced a proposed private placement offering, subject to the approval of the court hearing the Company's petition under Chapter 11 of the U.S. Bankruptcy Code, of up to $1,000,000 of its 7% Secured Promissory Notes Due June 30, 2014. Any proceeds from the sale of the notes will be used for the costs associated with the Company's bankruptcy case, the completion of the Company's 501(k) application to the Food and Drug Administration for clearance of its 3D medical imaging technology and device and for general working capital.

The notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws, and, unless so registered, may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons absent registration or pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and state securities laws.

Neither this filing nor the description of the notes and the offer thereof contained herein constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The information contained herein regarding the notes and the offering thereof is being provided pursuant to and in accordance with Rule 135c under the Securities Act.

PREVIOUS SALE OF CONVERTIBLE NOTES

During the period July 17, 2012 to September 12, 2012, the Company sold $279,450 aggregate principal amount of its 7% Secured Convertible Promissory Notes Due June 30, 2014, which notes remaining outstanding. The convertible notes are convertible into less than 5% of the Company's issued and outstanding common stock and are secured by all of the assets of the Company.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This current report on Form 8-K includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this current report is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this current report. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including how successful we are in selling the notes that we are offering, as well as those factors discussed in our Annual Report on Form 10-K, filed on April 16, 2012 with the SEC, which can be found at the SEC's website

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

www.sec.gov, each of which is specifically incorporated into this current report. Any forward-looking information presented herein is made only as of the date of this current report, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    IMAGING3, INC.

                                    By:  /s/ Dean Janes, Chief Executive Officer
                                    --------------------------------------------
                                    Dean Janes, Chief Executive Officer

Date:  October 16, 2012


































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